COLUMBIA LARGE CAP CORE FUND
                                  (the "Fund")

       Supplement to Prospectuses and Statement of Additional Information
                            dated November 1, 2005

  Effective immediately, Sean P. Wilson is no longer a member of the Core Strategies Team that manages the Fund. All references to Sean P. Wilson are removed throughout the Prospectus and Statement of Additional Information.
  The following members of the Core Strategies Team continue to manage the Fund:
  Brian Condon, Craig Leopold, George Maris, Robert McConnaughey, Colin Moore and Peter Santoro.

  SUP-47/91769-1105                                           November 14, 2005